UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2011

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, with zip code)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2011 Natus Medical Incorporated appointed John T. Buhler to the new position of President and Chief Operating Officer. Mr. Buhler is expected to commence his employment with the Company on February 14, 2011. Jim Hawkins, who previously held the title of President and Chief Executive Officer, will continue to serve as CEO and as a member of the Board of Directors.

Mr. Buhler was employed by Avantis Medical Systems as President and Chief Executive officer from January 2011 to February 2011. He held various positions at SenoRx from May 2008 through July 2010, including President and Chief Executive Officer from March 2010 through July 2010, President and Chief Operating Officer from October 2009 to March 2010, Senior Vice President and Chief Commercial Officer from April 2009 to October 2009, Vice President of Global Sales and Business Development from October 2008 until April 2009, and Vice President of International Sales and Business Development from May 2008 until October 2008. From August 2005 to May 2008, Mr. Buhler served as President and Chief Executive Officer at Ultrasonix Medical Corporation, a privately held manufacturer of diagnostic ultrasound imaging equipment. From 1998 to 2005, Mr. Buhler held various positions at General Electric, last serving as Vice President and General Manager of GE’s Ultrasound Performance Technologies Division in Shanghi, China.

Mr. Buhler will receive an annual base salary of $325,000 and receive an equity award of 120,000 options and 60,000 shares of restricted stock that will vest over a four-year period. He will also be eligible for a cash bonus under the same terms as for the other executive officers of the Company as described in the Company’s Current Report on Form 8-K filed with the Commission on December 21, 2010, with a target bonus of 50% of base salary.

A copy of the press release announcing Mr. Buhler’s appointment is attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated February 9, 2011 announcing the appointment of John Buhler as President and Chief Operating Officer of the Company and other financial data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated: February 9, 2011	By:	/s/ Steven J. Murphy
Vice President Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 9, 2011 announcing the appointment of John Buhler as President and Chief Operating Officer of the Company and other financial data.